                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                          July 21, 2009

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 21, 2009, Hancock Holding Company
issued a press release announcing earnings for second quarterr 2009. The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 21, 2009, headed "Hancock Holding
                             Company announces earnings for second quarter 2009"
                             and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2009
       -----------------------

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                                   HANCOCK HOLDING COMPANY

For Immediate Release
July 21, 2009

For More Information
Carl J. Chaney, President & Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, VP, Investor Relations & Corporate Governance
800.522.6542 or 228.563.6559

              Hancock Holding Company announces earnings for second quarter 2009

     GULFPORT,  MS (July 21, 2009) - Hancock Holding Company (NASDAQ:  HBHC) today announced net income for the quarter ended June 30, 2009. Hancock's second quarter 2009 net income was
$13.7 million, a decrease of $0.3 million, or 2.0 percent,  compared to $14.0 million for the first quarter of 2009.  Compared to the second quarter of 2008, net income was down $7.2 million, or 34.5 percent.  Diluted earnings per share for the second  quarter of 2009 were $0.43, a decrease of $0.01 from the first  quarter,  and a decrease of $0.23 from the same quarter a year ago.  Hancock's  return on average assets for the second quarter of 2009 was 0.78 percent compared to 0.79 percent for the first  quarter of 2009 and to 1.36 percent for the second  quarter of 2008.
Net income for the first six months of 2009 was $27.8  million,  a decrease of $13.3 million, or
32.3 percent, compared to the first six months of 2008.  Diluted earnings per share for first six months of 2009 were $0.87, compared to $1.29 per share for the first six months of 2008.

     Continuing a proactive stance toward  recognizing  credit issues,  Hancock's second quarter net income was impacted by a higher level of net charge-offs  compared to the first quarter.  The company recorded net charge-offs of $16.0 million,  or 1.50 percent of average loans, in the second quarter of
2009 compared to $7.1 million,  or 0.67 percent of average loans,  in the first quarter.  Of the overall increase in net charge-offs of $8.9 million,  $8.0 million was reflected in commercial  loans. The higher level of commercial  charge-offs were largely in land development and commercial real estate credits in various parts of the  Company's  four state  footprint  and were  confined to a relatively small number of credits (nine  credits  alone  totaled $8.4 million of  charge-offs).  Partially offsetting the higher level of net charge-offs  was a significant  widening of the company's net interest margin (te).
The net interest  margin (te) widened by 28 basis points to 3.78 percent in the second quarter from 3.50 percent in the first quarter.  In addition, the level of net interest income (te) increased $3.3 million, or 5.8 percent, from the first quarter.

     Commenting on the Company's second quarter earnings,  Hancock Holding Company President and Chief
Executive Officer Carl J. Chaney stated,  "We are pleased with the quarter's margin  improvement and revenue growth and feel very good about the strength of the company's core earnings.  While  disappointed in the quarter's level of net charge-offs,  we continue to feel confident that any asset quality issues are being recognized in a proactive and timely manner."

Highlights & Key Operating Items from Hancock's Second Quarter Results

Balance Sheet

     Total assets at June 30, 2009 were $7.0 billion,  down slightly from $7.1 billion at March 31, 2009.
Compared to June 30, 2008,  total assets  increased $0.8 billion,  or 12.4 percent.  The  aforementioned growth in assets was organic as the Company did not record any  acquisitions  in the past 12 months.
Hancock also remains very well  capitalized  with total equity of $630.8  million at June 30, 2009,  up
$57.4 million,  or 10.0  percent,  from June 30,  2008.  Hancock's  tangible  equity  ratio at June 30, 2009 was 8.06  percent,  still among the highest in the  Company's  peer group and without the aid of  government assistance.

Loan Growth

      For the quarter ended June 30, 2009,  Hancock's average total loans were $4.3 billion,  which represented an increase of $565.3 million, or 15.2 percent,  from the same quarter a year ago and was down $8.0 million,  or 0.2 percent from the first quarter of 2009.  Period-end  loans were up $38.0 million, or 0.9 percent,  from last quarter.  The increase in period-end loans was in  commercial/real  estate
(up $63.4 million,  or 2.4 percent).  This increase was partially  offset by decreases in mortgage (down
$14.9 million or 3.5 percent),  direct  consumer loans (down $4.7 million or 0.8 percent),  indirect consumer loans (down $4.5 million, or 1.1 percent), and finance company loans (down $1.3 million or 1.1 percent).

Deposit Growth

     Period-end  deposits for the second quarter were $5.7 billion,  up $635.4 million,  or 12.7 percent, from June 30, 2008, but were down $147.8 million,  or 2.5 percent,  from March 31, 2009. The decrease in period-end  deposits as compared to March 31, 2009 was primarily in public fund  deposits.  Average  deposits were down $202.8  million,  or 3.4 percent,  from the first quarter of 2009.  The decrease in average deposits was reflected in time deposits (down $155.5  million) and public fund deposits (down $123.2  million).
Increases in non-interest  bearing  deposits (up $41.2 million) and interest bearing  transaction deposits
(up $34.6 million) slightly offset the decrease.

Asset Quality

     Net charge-offs  for 2009's second quarter were $16.0 million,  or 1.5 percent of average loans,  up
$8.9 million from the $7.1 million,  or 0.67 percent of average loans,  reported for the first quarter of
2009.  Non-performing  assets as a percent of total loans and foreclosed  assets was 1.01 percent at
June 30, 2009, down from 1.04 percent at March 31, 2009.  Non-accrual loans decreased $4.1 million while other real estate owned (ORE)  increased  $2.9 million  compared to the prior  quarter.  Loans 90 days past due or greater  (accruing) as a percent of period end loans  increased 7 basis points from March 31, 2009, to
0.27 percent at June 30, 2009.

     Hancock  recorded a provision for loan losses of $16.9 million in the second quarter which,  when combined with the quarter's net  charge-offs  of $16.0 million,  resulted in a $0.9 million  increase in the allowance for loan losses between March 31, 2009 and June 30, 2009. This increase was necessary to adjust the allowance to the level dictated by the Company's  reserving  methodologies.  The Company's  allowance for loan losses was $63.9 million at June 30, 2009,  compared to $63.0 million  reported at March 31, 2009.
The ratio of the allowance for loan losses as a percent of period-end  loans remained  constant at 1.49 percent at the end of the second quarter compared to March 31, 2009.

Net Interest Income

     Net interest  income (te) for the second quarter  increased $5.0 million,  or 9.2 percent,  while the net interest  margin (te) of 3.78 percent was 13 basis points narrower than the same quarter a year ago.
Growth in average earning assets was strong  compared to the same quarter a year ago with an increase of
$725.6  million,  or 13.0 percent,  mostly  reflected in higher average loans (up $565.3 million,  or 15.2 percent).  With short-term  interest rates down  significantly  from the same quarter a year ago, the Company's loan yield fell 80 basis points,  pushing the yield on average earning assets down 77 basis points.  However, total funding costs over the same quarter a year ago were down 64 basis points.

      Compared to the prior quarter,  the net interest  margin (te) expanded 28 basis points,  and the level of net interest  income was up $3.3 million,  or 5.8 percent.  The yield on average earning assets was even with last quarter at 5.6 percent  while the total cost of funds  reduced by 27 basis  points, primarily due to an across the board  reduction in all  interest-bearing  deposits and liabilities.  The most significant reductions were in time deposits (cost down 44 basis points) and public fund deposits (cost down 26 basis points).

Non-interest Income

     Non-interest  income,  excluding  securities  transactions,  for the second  quarter was up $3.1 million,  or 9.8 percent,  compared to the same quarter a year ago and was up $5.4 million,  or 18.8 percent, compared to the previous  quarter.  The primary  factors  impacting the higher levels of  non-interest income  compared to the same quarter a year ago were higher levels of other income (up $3.5 million or 97.0 percent) mostly due to the sale of land held for sale of $1.4 million and secondary mortgage market operations
(up $1.1 million or 142.6 percent).  These increases were partially offset primarily by investment and annuity fees (down $1.0 million or 38.0 percent) and trust fees (down $0.7 million or 15.7 percent).  The increase in non-interest income (excluding  securities  transactions) for the second quarter compared to the prior quarter was primarily due to other income (up $3.6 million or 106.9  percent)  mostly due to the sale of land held for sale of $1.4 million,  service  charge income (up $0.7 million or 7.0 percent), secondary  mortgage market operations income (up $0.7 million or 57.8 percent),  insurance fees (up $0.6 million or 17.3 percent) and trust fees (up $0.5 million or 15.9 percent).  These increases were partially offset primarily by investment and annuity fees (down $1.2 million or 40.9 percent).

Operating Expense & Taxes

     Operating expenses for the second quarter were $6.0 million, or 11.6 percent,  higher compared to the same quarter a year ago, but were only $2.4 million,  or 4.3 percent,  higher than the previous quarter.
The increase  from the same quarter a year ago was  reflected  in higher  personnel  expense (up $1.7 million or 6.2  percent)  and other  operating  expenses (up $4.3 million or 24.6  percent).  The increase in operating  expense from last quarter was due to other  operating  expense (up $4.4 million or 26 percent), offset by lower personnel  expense (down $2.1 million or 6.7 percent).  The increase in other operating expense compared to both last quarter and the second quarter of 2008 is due mostly to the FDIC special assessment of $3.4 million that was accrued this quarter.

      For the six months ended June 30, 2009 and 2008, the effective  income tax rates were  approximately 19 percent and 28 percent,  respectively.  An overall higher level of tax exempt interest income and the recognition  of certain tax credits had a  significant  impact on the effective  tax rate for the first six months of 2009.  The total amount of  tax-exempt  income earned during the first six months of 2009 was
$10.4  million  compared to $8.8  million in the  comparable  period in 2008.  The total  amount of tax credits  recognized  during the first six months of 2009 was $2.6  million  compared to $2.0 million in the comparable  period in 2008. The source of the tax credits for 2009 resulted from  investments in New Markets
Tax Credits,  Qualified Zone Activity Bond Credits,  Work  Opportunity  Tax Credits,  and Historic Tax Credits.

Other

     Hancock Holding Company - parent company of Hancock Bank Mississippi, Hancock Bank of Louisiana, Hancock
Bank of Florida,  and Hancock Bank of Alabama - has assets of approximately $7.05 billion.  Founded in 1899,
Hancock Bank consistently ranks as one of the country's strongest, safest financial institutions according to
BauerFinancial  Services,  Inc. More corporate information and e-banking are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES  LITIGATION REFORM ACT OF 1995:  Congress passed the Private Securities
Litigation Act of 1995 in an effort to encourage  corporations to provide information about companies'  anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions, company performance, and financial  results.  These  forward-looking  statements are subject to a number of factors and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated  results and expectations expressed in such forward-
looking statements.

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                              Three Months Ended               Six Months Ended
                                                                   --------------------------------------   ----------------------
                                                                     6/30/2009     3/31/2009    6/30/2008    6/30/2009   6/30/2008
                                                                   --------------------------------------   ----------------------
Per Common Share Data

Earnings per share:
    Basic                                                               $0.43         $0.44        $0.67        $0.87       $1.31
    Diluted                                                             $0.43         $0.44        $0.66        $0.87       $1.29
Cash dividends per share                                                $0.24         $0.24        $0.24        $0.48       $0.48
Book value per share (period-end)                                      $19.82        $19.66       $18.27       $19.82      $18.27
Tangible book value per share (period-end)                             $17.68        $17.51       $16.06       $17.68      $16.06
Weighted average number of shares:
    Basic                                                              31,820        31,805       31,382       31,812      31,366
    Diluted                                                            32,009        31,937       31,814       31,973      31,779
Period-end number of shares                                            31,827        31,813       31,386       31,827      31,386
Market data:
    High closing price                                                 $41.19        $45.56       $45.68       $45.56      $45.68
    Low closing price                                                  $30.12        $22.51       $38.38       $22.51      $33.45
    Period end closing price                                           $32.49        $31.28       $39.29       $32.49      $39.29
    Trading volume                                                     17,040        18,026       14,527       35,093      31,731

Other Period-end Data

FTE headcount                                                           1,911         1,938        1,903        1,911       1,903
Tangible common equity                                               $562,800      $557,013     $503,953     $562,800    $503,953
Tier I capital                                                       $565,807      $558,502     $527,479     $565,807    $527,479
Goodwill                                                              $62,277       $62,277      $62,277      $62,277     $62,277
Amortizable intangibles                                                $5,350        $5,705       $6,762       $5,350      $6,762
Common shares repurchased for publicly announced plans                      0             0            0            0           0

Performance Ratios

Return on average assets                                                0.78%         0.79%        1.36%        0.79%       1.33%
Return on average common equity                                         8.67%         9.12%       14.51%        8.89%      14.32%
Earning asset yield (TE)                                                5.26%         5.26%        6.03%        5.26%       6.16%
Total cost of funds                                                     1.48%         1.75%        2.12%        1.62%       2.30%
Net interest margin (TE)                                                3.78%         3.50%        3.91%        3.64%       3.86%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                        61.47%        64.93%       60.26%       63.12%      59.88%
Common equity (period-end) as a percent of total assets
    (period-end)                                                        8.95%         8.81%        9.15%        8.95%       9.15%
Leverage (Tier I) ratio                                                 8.13%         7.85%        8.57%        8.13%       8.57%
Tangible common equity ratio                                            8.06%         7.92%        8.13%        8.06%       8.13%
Net charge-offs as a percent of average loans                           1.50%         0.67%        0.27%        1.09%       0.30%
Allowance for loan losses as a percent of period-end loans              1.49%         1.49%        1.41%        1.49%       1.41%
Allowance for loan losses to NPAs + accruing loans 90 days past due   117.14%       119.72%      203.06%      117.14%     203.06%
Loan/deposit ratio                                                     74.95%        72.51%       74.82%       73.72%      73.45%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                 36.65%        34.00%       36.52%       35.39%      36.65%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                     Three Months Ended                    Six Months Ended
                                                           -------------------------------------      ---------------------------
                                                             6/30/2009    3/31/2009    6/30/2008         6/30/2009    6/30/2008
                                                           -------------------------------------      ---------------------------
Asset Quality Information

Non-accrual loans                                              $34,189      $38,327      $18,106           $34,189      $18,106
Foreclosed assets                                                8,884        5,946        1,693             8,884        1,693
                                                           -------------------------------------      ---------------------------
Total non-performing assets                                    $43,073      $44,273      $19,799           $43,073      $19,799
                                                           -------------------------------------      ---------------------------
Non-performing assets as a percent of loans and
  foreclosed assets                                              1.01%        1.04%        0.52%             1.01%        0.52%
Accruing loans 90 days past due                                $11,435       $8,306       $6,449           $11,435       $6,449
Accruing loans 90 days past due as a percent of loans            0.27%        0.20%        0.17%             0.27%        0.17%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                 1.27%        1.24%        0.69%             1.27%        0.69%

Net charge-offs                                                $16,019       $7,117       $2,495           $23,136       $5,428
Net charge-offs as a percent of average loans                    1.50%        0.67%        0.27%             1.09%        0.30%

Allowance for loan losses                                      $63,850      $62,950      $53,300           $63,850      $53,300
Allowance for loan losses as a percent of period-end loans       1.49%        1.49%        1.41%             1.49%        1.41%
Allowance for loan losses to NPAs + accruing loans
  90 days past due                                             117.14%      119.72%      203.06%           117.14%      203.06%

Provision for loan losses                                      $16,919       $8,342       $2,787           $25,261      $11,605

Allowance for Loan Losses

Beginning Balance                                              $62,950      $61,725      $53,008           $61,725      $47,123
Provision for loan loss                                         16,919        8,342        2,787            25,261       11,605
Charge-offs                                                     17,144        8,277        3,968            25,421        8,165
Recoveries                                                       1,125        1,160        1,473             2,285        2,737
                                                           -------------------------------------      ---------------------------
Net charge-offs                                                 16,019        7,117        2,495            23,136        5,428
                                                           -------------------------------------      ---------------------------
Ending Balance                                                 $63,850      $62,950      $53,300           $63,850      $53,300
                                                           -------------------------------------      ---------------------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                   $12,524       $4,536         $600           $17,060       $1,434
Mortgage loans                                                     199          177           61               376           61
Direct consumer loans                                            1,226          599          442             1,825        1,031
Indirect consumer loans                                            717          847          681             1,564        1,143
Finance company loans                                            1,353          958          711             2,311        1,759
                                                           -------------------------------------      ---------------------------
Total net charge-offs                                          $16,019       $7,117       $2,495           $23,136       $5,428
                                                           =====================================      ===========================

Average loans:
Commercial/real estate loans                                $2,696,500   $2,688,557   $2,272,057        $2,692,553   $2,248,375
Mortgage loans                                                 452,324      445,741      413,076           449,050      406,225
Direct consumer loans                                          596,725      605,685      526,752           601,180      520,597
Indirect consumer loans                                        420,444      430,965      386,565           425,675      386,775
Finance Company loans                                          111,358      114,428      113,555           112,884      113,334
                                                           -------------------------------------      ---------------------------
Total average loans                                         $4,277,351   $4,285,376   $3,712,005        $4,281,342   $3,675,306

Net charge-offs to average loans:
Commercial/real estate loans                                     1.86%        0.68%        0.11%             1.28%        0.13%
Mortgage loans                                                   0.18%        0.16%        0.06%             0.17%        0.03%
Direct consumer loans                                            0.82%        0.40%        0.34%             0.61%        0.40%
Indirect consumer loans                                          0.68%        0.80%        0.71%             0.74%        0.59%
Finance Company loans                                            4.87%        3.40%        2.52%             4.13%        3.12%
                                                           -------------------------------------      ---------------------------
Total net charge-offs to average loans                           1.50%        0.67%        0.27%             1.09%        0.30%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                       Three Months Ended                  Six Months Ended
                                                            ------------------------------------      --------------------------
                                                              6/30/2009    3/31/2009   6/30/2008        6/30/2009   6/30/2008
                                                            ------------------------------------      --------------------------
Income Statement

Interest income                                                 $80,105     $81,448     $81,732          $161,553   $166,503
Interest income (TE)                                             83,054      84,392      84,164           167,446    171,391
Interest expense                                                 23,413      28,002      29,573            51,415     63,917
                                                            ------------------------------------      --------------------------
Net interest income (TE)                                         59,641      56,390      54,591           116,031    107,474
Provision for loan losses                                        16,919       8,342       2,787            25,261     11,605
Noninterest income excluding
  securities transactions                                        34,504      29,055      31,412            63,559     62,182
Securities transactions gains/(losses)                                0           0         426                 0      6,078
Noninterest expense                                              58,226      55,838      52,189           114,064    102,323
                                                            ------------------------------------      --------------------------
Income before income taxes                                       16,051      18,321      29,021            34,372     56,918
Income tax expense                                                2,305       4,290       8,037             6,595     15,877
                                                            ------------------------------------      --------------------------
Net income                                                      $13,746     $14,031     $20,984           $27,777    $41,041
                                                            ====================================      ==========================

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                             $11,242     $10,503     $10,879           $21,745    $21,669
Trust fees                                                        3,855       3,327       4,575             7,181      8,751
Debit card & merchant fees                                        2,895       2,568       2,884             5,463      5,423
Insurance fees                                                    4,048       3,452       4,259             7,500      8,600
Investment & annuity fees                                         1,691       2,861       2,727             4,551      5,536
ATM fees                                                          1,895       1,779       1,757             3,674      3,448
Secondary mortgage market operations                              1,827       1,158         753             2,985      1,531
Other income                                                      7,051       3,407       3,578            10,460      7,224
                                                            ------------------------------------      --------------------------
Noninterest income excluding
  securities transactions                                       $34,504     $29,055     $31,412           $63,559    $62,182
Securities transactions gains/(losses)                                0           0         426                 0      6,078
                                                            ------------------------------------      --------------------------
Total noninterest income including
 securities transactions                                        $34,504     $29,055     $31,838           $63,559    $68,260
                                                            ====================================      ==========================

Personnel expense                                               $28,703     $30,775     $27,031           $59,478    $52,662
Occupancy expense (net)                                           5,016       5,055       4,702            10,071      9,303
Equipment expense                                                 2,583       2,534       2,785             5,117      5,694
Other operating expense                                          21,570      17,120      17,307            38,689     33,935
Amortization of intangibles                                         354         354         364               709        729
                                                            ------------------------------------      --------------------------
Total noninterest expense                                       $58,226     $55,838     $52,189          $114,064   $102,323
                                                            ====================================      ==========================

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                          Three Months Ended                         Six Months Ended
                                             -----------------------------------------------  --------------------------------
                                               6/30/2009        3/31/2009         6/30/2008       6/30/2009         6/30/2008
                                             -----------------------------------------------  --------------------------------
Period-end Balance Sheet

Commercial/real estate loans                   $2,747,048       $2,683,684        $2,346,241      $2,747,048        $2,346,241
Mortgage loans                                    405,896          420,798           410,469         405,896           410,469
Direct consumer loans                             590,742          595,470           522,805         590,742           522,805
Indirect consumer loans                           418,595          423,066           393,625         418,595           393,625
Finance Company loans                             110,375          111,651           114,664         110,375           114,664
                                             -----------------------------------------------  --------------------------------
Total loans                                     4,272,656        4,234,669         3,787,804       4,272,656         3,787,804
Loans held for sale                                47,194           27,447            28,808          47,194            28,808
Securities                                      1,596,157        1,715,540         1,796,016       1,596,157         1,796,016
Short-term investments                            490,674          453,240             9,848         490,674             9,848
                                             -----------------------------------------------  --------------------------------
Earning assets                                  6,406,681        6,430,896         5,622,476       6,406,681         5,622,476
                                             -----------------------------------------------  --------------------------------
Allowance for loan losses                        (63,850)         (62,950)          (53,300)        (63,850)          (53,300)
Other assets                                      704,484          729,538           700,940         704,484           700,940
                                             -----------------------------------------------  --------------------------------
Total assets                                   $7,047,315       $7,097,484        $6,270,116      $7,047,315        $6,270,116
                                             ===============================================  ================================

Noninterest bearing deposits                     $953,435         $954,101          $894,544        $953,435          $894,544
Interest bearing transaction deposits           1,457,020        1,513,467         1,460,848       1,457,020         1,460,848
Interest bearing Public Fund deposits           1,316,740        1,456,286         1,003,415       1,316,740         1,003,415
Time deposits                                   1,929,033        1,880,152         1,662,001       1,929,033         1,662,001
                                             -----------------------------------------------  --------------------------------
Total interest bearing deposits                 4,702,793        4,849,905         4,126,264       4,702,793         4,126,264
                                             -----------------------------------------------  --------------------------------
Total deposits                                  5,656,228        5,804,006         5,020,808       5,656,228         5,020,808
Other borrowed funds                              638,166          562,224           574,981         638,166           574,981
Other liabilities                                 122,147          105,911           100,922         122,147           100,922
Common shareholders' equity                       630,774          625,343           573,405         630,774           573,405
                                             -----------------------------------------------  --------------------------------
Total liabilities & common equity              $7,047,315       $7,097,484        $6,270,116      $7,047,315        $6,270,116
                                             ===============================================  ================================

Average Balance Sheet

Commercial/real estate loans                    2,696,500       $2,688,557        $2,272,057      $2,692,553        $2,248,375
Mortgage loans                                    452,324          445,741           413,076         449,050           406,225
Direct consumer loans                             596,725          605,685           526,752         601,180           520,597
Indirect consumer loans                           420,444          430,965           386,565         425,675           386,775
Finance Company loans                             111,358          114,428           113,555         112,884           113,334
                                             -----------------------------------------------  --------------------------------
Total loans                                     4,277,351        4,285,376         3,712,005       4,281,342         3,675,306
Securities                                      1,581,966        1,651,251         1,830,533       1,616,417         1,782,765
Short-term investments                            466,350          537,420            57,518         501,688           128,502
                                             -----------------------------------------------  --------------------------------
Earning average assets                          6,325,667        6,474,047         5,600,056       6,399,447         5,586,573
                                             -----------------------------------------------  --------------------------------
Allowance for loan losses                        (63,027)         (62,332)          (53,012)        (62,681)          (50,198)
Other assets                                      762,972          772,171           676,189         767,546           681,306
                                             -----------------------------------------------  --------------------------------
Total assets                                   $7,025,612       $7,183,886        $6,223,233      $7,104,312        $6,217,681
                                             ===============================================  ================================

Noninterest bearing deposits                     $955,050         $913,807          $880,375        $934,542          $869,541
Interest bearing transaction deposits           1,497,395        1,462,801         1,447,301       1,480,194         1,412,006
Interest bearing Public Fund deposits           1,376,203        1,499,354           946,411       1,437,438           954,290
Time deposits                                   1,878,473        2,033,925         1,687,218       1,955,770         1,768,022
                                             -----------------------------------------------  --------------------------------
Total interest bearing deposits                 4,752,071        4,996,080         4,080,930       4,873,402         4,134,318
                                             -----------------------------------------------  --------------------------------
Total deposits                                  5,707,121        5,909,887         4,961,305       5,807,944         5,003,859
Other borrowed funds                              573,739          536,474           567,151         555,209           525,847
Other liabilities                                 108,666          113,286           113,096         110,963           111,781
Common shareholders' equity                       636,086          624,239           581,681         630,196           576,194
                                             -----------------------------------------------  --------------------------------
Total liabilities & common equity              $7,025,612       $7,183,886        $6,223,233      $7,104,312        $6,217,681
                                             ===============================================  ================================

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                            Three Months Ended                            Six Months Ended
                                             -------------------------------------------------     -------------------------------
                                               6/30/2009         3/31/2009          6/30/2008         6/30/2009         6/30/2008
                                             -------------------------------------------------     -------------------------------

Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                            67.62%             66.19%             66.28%            66.90%            65.79%
Securities                                       25.01%             25.51%             32.69%            25.26%            31.91%
Short-term investments                            7.37%              8.30%              1.03%             7.84%             2.30%
                                             -------------------------------------------------     -------------------------------
Earning average assets                          100.00%            100.00%            100.00%           100.00%           100.00%
                                             =================================================     ===============================

Noninterest bearing deposits                     15.10%             14.11%             15.72%            14.60%            15.56%
Interest bearing transaction deposits            23.67%             22.59%             25.84%            23.13%            25.28%
Interest bearing Public Fund deposits            21.76%             23.16%             16.90%            22.46%            17.08%
Time deposits                                    29.69%             31.42%             30.13%            30.56%            31.65%
                                             -------------------------------------------------     -------------------------------
Total deposits                                   90.22%             91.28%             88.59%            90.75%            89.57%
Other borrowed funds                              9.07%              8.29%             10.13%             8.68%             9.41%
Other net interest-free funding sources           0.71%              0.43%              1.28%             0.57%             1.02%
                                             -------------------------------------------------     -------------------------------
Total average funding sources                   100.00%            100.00%            100.00%           100.00%           100.00%
                                             =================================================     ===============================

Loan mix:
Commercial/real estate loans                     63.05%             62.74%             61.21%            62.89%            61.19%
Mortgage loans                                   10.57%             10.40%             11.13%            10.49%            11.05%
Direct consumer loans                            13.95%             14.13%             14.19%            14.04%            14.16%
Indirect consumer loans                           9.83%             10.06%             10.41%             9.94%            10.52%
Finance Company loans                             2.60%              2.67%              3.06%             2.64%             3.08%
                                             -------------------------------------------------     -------------------------------
Total loans                                     100.00%            100.00%            100.00%           100.00%           100.00%
                                             =================================================     ===============================

Average dollars (in thousands):
Loans                                        $4,277,351         $4,285,376         $3,712,005        $4,281,342        $3,675,306
Securities                                    1,581,966          1,651,251          1,830,533         1,616,417         1,782,765
Short-term investments                          466,350            537,420             57,518           501,688           128,502
                                             -------------------------------------------------     -------------------------------
Earning average assets                       $6,325,667         $6,474,047         $5,600,056        $6,399,447        $5,586,573

Noninterest bearing deposits                   $955,050           $913,807           $880,375          $934,542          $869,541
Interest bearing transaction deposits         1,497,395          1,462,801          1,447,301         1,480,194         1,412,006
Interest bearing Public Fund deposits         1,376,203          1,499,354            946,411         1,437,438           954,290
Time deposits                                 1,878,473          2,033,925          1,687,218         1,955,770         1,768,022
                                             -------------------------------------------------     -------------------------------
Total deposits                                5,707,121          5,909,887          4,961,305         5,807,944         5,003,859
Other borrowed funds                            573,739            536,474            567,151           555,209           525,847
Other net interest-free funding sources          44,807             27,686             71,600            36,294            56,867
                                             -------------------------------------------------     -------------------------------
Total average funding sources                $6,325,667         $6,474,047         $5,600,056        $6,399,447        $5,586,573

Loans:
Commercial/real estate loans                 $2,696,500         $2,688,557         $2,272,057        $2,692,553        $2,248,375
Mortgage loans                                  452,324            445,741            413,076           449,050           406,225
Direct consumer loans                           596,725            605,685            526,752           601,180           520,597
Indirect consumer loans                         420,444            430,965            386,565           425,675           386,775
Finance Company loans                           111,358            114,428            113,555           112,884           113,334
                                             -------------------------------------------------     -------------------------------
Total average loans                          $4,277,351         $4,285,376         $3,712,005        $4,281,342        $3,675,306

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                           Three Months Ended
                                       -------------------------------------------------------------------------------------------
                                                    06/30/09                     03/31/09                     06/30/08
                                       ------------------------------ -----------------------------  -----------------------------
                                         Interest    Volume     Rate  Interest    Volume      Rate   Interest    Volume    Rate
                                       ------------------------------ -----------------------------  -----------------------------

Average Earning Assets
Commercial & real estate loans (TE)       $35,573  $2,696,500   5.29%  $34,463   $2,688,557   5.18%   $34,223  $2,272,057  6.05%
Mortgage loans                              6,411     452,324   5.67%    6,455      445,741   5.79%     6,124     413,076  5.93%
Consumer loans                             20,067   1,128,527   7.13%   20,567    1,151,078   7.26%    20,960   1,026,872  8.21%
Loan fees & late charges                      188           -   0.00%      345            -   0.00%      (48)           -  0.00%
                                       ------------------------------ -----------------------------  -----------------------------
  Total loans (TE)                        $62,239  $4,277,351   5.83%  $61,830   $4,285,376   5.84%   $61,259   3,712,005  6.63%

US treasury securities                         46      11,146   1.65%       51       11,314   1.82%        73      11,364  2.59%
US agency securities                        1,699     171,430   3.96%    2,316      226,002   4.10%     3,728     335,607  4.44%
CMOs                                        2,110     167,295   5.04%    2,308      187,901   4.91%     1,843     149,640  4.93%
Mortgage backed securities                 13,052   1,043,590   5.00%   13,369    1,045,740   5.11%    14,060   1,101,269  5.11%
Municipals (TE)                             2,369     160,703   5.90%    2,285      154,266   5.93%     2,361     182,571  5.17%
Other securities                              340      27,802   4.89%      362       26,028   5.56%       535      50,081  4.27%
                                       ------------------------------ -----------------------------  -----------------------------
  Total securities (TE)                    19,616   1,581,966   4.96%   20,691    1,651,251   5.01%    22,600   1,830,532  4.94%

  Total short-term investments              1,198     466,350   1.03%    1,871      537,420   1.41%       305      57,518  2.13%

  Average earning assets yield (TE)       $83,053  $6,325,667   5.26%  $84,392   $6,474,047   5.26%   $84,164  $5,600,055  6.03%

Interest-bearing Liabilities
Interest-bearing transaction deposits      $1,966  $1,497,395   0.53%   $2,086   $1,462,801   0.58%    $3,273  $1,447,301  0.91%
Time deposits                              13,524   1,878,473   2.89%   16,706    2,033,925   3.33%    16,089   1,687,218  3.84%
Public Funds                                5,213   1,376,203   1.52%    6,562    1,499,354   1.78%     6,170     946,411  2.62%
                                       ------------------------------ -----------------------------  -----------------------------
   Total interest bearing deposits        $20,703   4,752,071   1.75%  $25,354    4,996,080   2.06%   $25,532   4,080,930  2.52%

  Total borrowings                          2,710     573,739   1.89%    2,648      536,474   2.00%     4,041     567,151  2.87%

  Total interest bearing liab cost        $23,413  $5,325,810   1.76%  $28,002   $5,532,554   2.05%   $29,573  $4,648,081  2.56%

Noninterest-bearing deposits                          955,050                       913,807                       880,375
Other net interest-free funding sources                44,807                        27,686                        71,600

Total Cost of Funds                       $23,413  $6,325,667   1.48%  $28,002   $6,474,047   1.75%   $29,573  $5,600,056  2.12%

Net Interest Spread (TE)                  $59,640               3.50%  $56,390                3.21%   $54,591              3.47%

Net Interest Margin (TE)                  $59,640  $6,325,667   3.78%  $56,390   $6,474,047   3.50%   $54,591  $5,600,056  3.91%

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                           Six Months Ended
                                            ---------------------------------------------------------------------------
                                                            6/30/2009                           6/30/2008
                                            ------------------------------------   ------------------------------------
                                               Interest      Volume       Rate      Interest       Volume       Rate
                                            ------------------------------------   ------------------------------------

Average Earning Assets
Commercial & real estate loans (TE)             $70,037     $2,692,553    5.24%      $70,805     $2,248,375     6.33%
Mortgage loans                                   12,866        449,050    5.73%       12,085        406,225     5.95%
Consumer loans                                   40,634      1,139,739    7.19%       42,500      1,020,706     8.37%
Loan fees & late charges                            533              -    0.00%           68              -     0.00%
                                            ------------------------------------   ------------------------------------
  Total loans (TE)                              124,070     $4,281,342    5.83%      125,458     $3,675,306     6.86%

US treasury securities                               96         11,230    1.73%          190         11,374     3.36%
US agency securities                              4,015        198,565    4.04%        9,367        406,619     4.61%
CMOs                                              4,418        177,541    4.98%        3,571        146,665     4.87%
Mortgage backed securities                       26,422      1,044,659    5.06%       25,085        978,861     5.13%
Municipals (TE)                                   4,654        157,502    5.91%        4,861        188,179     5.17%
Other securities                                    702         26,920    5.21%        1,093         51,067     4.28%
                                            ------------------------------------   ------------------------------------
  Total securities (TE)                          40,307      1,616,417    4.99%       44,167      1,782,765     4.96%

  Total short-term investments                    3,069        501,688    1.23%        1,766        128,502     2.76%

  Average earning assets yield (TE)            $167,446     $6,399,447    5.26%     $171,391     $5,586,573     6.16%

Interest-Bearing Liabilities
Interest-bearing transaction deposits            $4,052     $1,480,194    0.55%       $7,225     $1,412,006     1.03%
Time deposits                                    30,230      1,955,770    3.12%       36,544      1,768,022     4.16%
Public Funds                                     11,775      1,437,438    1.65%       12,362        954,290     2.61%
                                            ------------------------------------   ------------------------------------
   Total interest bearing deposits              $46,057     $4,873,402    1.91%      $56,131     $4,134,318     2.73%

  Total borrowings                                5,358        555,209    1.95%        7,786        525,847     2.98%

  Total interest bearing liab cost              $51,415     $5,428,611    1.91%      $63,917     $4,660,165     2.76%

Noninterest-bearing deposits                                   934,542                              869,541
Other net interest-free funding sources                         36,294                               56,867

Total Cost of Funds                             $51,415     $6,399,447    1.62%      $63,917     $5,586,573     2.30%

Net Interest Spread (TE)                       $116,031                   3.35%     $107,474                    3.40%

Net Interest Margin (TE)                       $116,031     $6,399,447    3.64%     $107,474     $5,586,573     3.86%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                      2007                          2008                            2009
                                             -------------------   ------------------------------------------   ----------------
                                                  3Q        4Q        1Q         2Q         3Q        4Q         1Q         2Q
                                             -------------------   ------------------------------------------   ----------------
Per Common Share Data

Earnings per share:
    Basic                                        $0.55     $0.53      $0.64      $0.67      $0.51     $0.26      $0.44     $0.43
    Diluted                                      $0.55     $0.53      $0.63      $0.66      $0.50     $0.26      $0.44     $0.43
Cash dividends per share                         $0.24     $0.24      $0.24      $0.24      $0.24     $0.24      $0.24     $0.24
Book value per share (period-end)               $17.55    $17.71     $18.41     $18.27     $18.95    $19.18     $19.66    $19.82
Tangible book value per share (period-end)      $15.32    $15.45     $16.17     $16.06     $16.77    $17.02     $17.51    $17.68
Weighted average number of shares:
    Basic                                       32,005    31,097     31,346     31,382     31,471    31,757     31,805    31,820
    Diluted                                     32,492    31,577     31,790     31,814     31,905    32,059     31,937    32,009
Period-end number of shares                     31,786    31,295     31,372     31,386     31,702    31,770     31,813    31,827
Market data:
    High closing price                          $43.90    $43.47     $44.29     $45.68     $68.42    $56.45     $45.56    $41.19
    Low closing price                           $32.78    $33.35     $33.45     $38.38     $33.34    $34.20     $22.51    $30.12
    Period end closing price                    $40.08    $38.20     $42.02     $39.29     $51.00    $45.46     $31.28    $32.49
    Trading volume                              10,290    17,662     17,204     14,527     23,562    18,544     18,026    17,040

Other Period-end Data

FTE headcount                                    1,966     1,888      1,877      1,903      1,941     1,952      1,938     1,911
Tangible common equity                         486,871   483,612    507,287   $503,953   $531,800  $540,859   $557,013  $562,800
Tier I capital                                 508,554   497,307    512,248   $527,479   $546,379  $550,216   $558,502  $565,807
Goodwill                                       $62,277   $62,277    $62,277    $62,277    $62,277   $62,277    $62,277   $62,277
Amortizable intangibles                         $8,195    $7,753     $7,388     $6,762     $6,402    $6,059     $5,705    $5,350
Common shares repurchased for publicly
  announced plans                                  343       552          -          0          0         6          0         0

Performance Ratios

Return on average assets                         1.21%     1.11%      1.30%      1.36%      1.00%     0.48%      0.79%     0.78%
Return on average common equity                 12.58%    11.69%     14.13%     14.51%     10.90%     5.49%      9.12%     8.67%
Earning asset yield (TE)                         6.82%     6.73%      6.28%      6.03%      6.02%     5.60%      5.26%     5.26%
Total cost of funds                              2.76%     2.69%      2.48%      2.12%      2.03%     2.08%      1.75%     1.48%
Net interest margin (TE)                         4.06%     4.04%      3.80%      3.91%      3.99%     3.51%      3.50%     3.78%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles and
  securities transactions                       65.45%    67.98%     59.49%     60.26%     62.92%    64.61%     64.93%    61.47%
Common equity (period-end) as
  a percent of total assets (period-end)         9.45%     9.15%      8.99%      9.15%      8.91%     8.50%      8.81%     8.95%
Leverage (Tier I) ratio                          8.82%     8.49%      8.34%      8.57%      8.66%     8.06%      7.85%     8.13%
Tangible common equity ratio                     8.34%     8.08%      7.98%      8.13%      7.97%     7.62%      7.92%     8.06%
Net charge-offs as a
  percent of average loans                       0.21%     0.26%      0.32%      0.27%      0.42%     1.20%      0.67%     1.50%
Allowance for loan losses as
  a percent of period-end loans                  1.31%     1.31%      1.46%      1.41%      1.40%     1.45%      1.49%     1.49%
Allowance for loan losses to
  NPAs + loans 90 days past due                335.22%   241.43%    265.81%    203.06%    189.69%   133.16%    119.72%   117.14%
Loan/deposit ratio                              70.28%    72.33%     72.10%     74.82%     77.46%    74.58%     72.51%    74.95%
Noninterest income excluding
  securities transactions as a percent
  of total revenue (TE)                         36.83%    37.18%     36.78%     36.52%     34.46%    35.73%     34.00%    36.65%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                     2007                              2008                            2009
                                           ---------------------  ------------------------------------------- ---------------------
                                                 3Q        4Q          1Q         2Q         3Q        4Q          1Q         2Q
                                           ---------------------  ------------------------------------------- ---------------------

Asset Quality Information

Non-accrual loans                              $8,500    $13,067     $12,983    $18,106    $21,875    $29,976    $38,327    $34,189
Foreclosed assets                               1,374      2,297       3,619      1,693      2,197      5,360      5,946      8,884
                                           ---------------------  ------------------------------------------- ---------------------
Total non-performing assets                    $9,874    $15,364     $16,602    $19,799    $24,072    $35,336    $44,273    $43,073
Non-performing assets as a percent of loans
  and foreclosed assets                         0.28%      0.43%       0.46%      0.52%      0.59%      0.83%      1.04%      1.01%

Accruing loans 90 days past due                $3,819     $4,154      $3,340     $6,449     $6,082    $11,019     $8,306    $11,435
Accruing loans 90 days past due as
  a percent of loans                            0.11%      0.12%       0.09%      0.17%      0.15%      0.26%      0.20%      0.27%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                             0.39%      0.54%       0.55%      0.69%      0.74%      1.09%      1.24%      1.27%

Net charge-offs                                $1,880     $2,368      $2,933     $2,495     $4,164    $12,591     $7,117    $16,019
Net charge-offs as
  a percent of average loans                    0.21%      0.26%       0.32%      0.27%      0.42%      1.20%      0.67%      1.50%

Allowance for loan losses                     $45,901    $47,123     $53,008    $53,300    $57,200    $61,725    $62,950    $63,850
Allowance for loan losses as a
  percent of period-end loans                   1.31%      1.31%       1.46%      1.41%      1.40%      1.45%      1.49%      1.49%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due             335.22%    241.43%     265.81%    203.06%    189.69%    133.16%    119.72%    117.14%

Provision for loan losses                      $1,554     $3,590      $8,818     $2,787     $8,064    $17,116     $8,342    $16,919

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                    ($58)     ($100)        $834       $600     $1,556     $8,971     $4,536    $12,524
Mortgage loans                                      -         42           -         61        179        269        177        199
Direct consumer loans                             864        886         588        442        650      1,039        599      1,226
Indirect consumer loans                           314        518         463        681        867      1,337        847        717
Finance company loans                             760      1,024       1,048        711        912        975        958      1,353
                                           ---------------------  ------------------------------------------- ---------------------
Total net charge-offs                          $1,880     $2,370      $2,933     $2,495     $4,164    $12,591     $7,117    $16,019
                                           ---------------------  ------------------------------------------- ---------------------

Average loans:
Commercial/real estate loans               $2,106,778 $2,175,648  $2,224,695 $2,272,057 $2,453,154 $2,622,357 $2,688,557 $2,696,500
Mortgage loans                                388,603    393,473     399,374    413,076    427,752    432,070    445,741    452,324
Direct consumer loans                         491,417    505,098     514,441    526,752    546,079    575,826    605,685    596,725
Indirect consumer loans                       373,677    385,093     386,985    386,565    410,110    439,780    430,965    420,444
Finance Company loans                         109,807    114,750     113,113    113,555    116,140    117,435    114,428    111,358
                                           ---------------------  ------------------------------------------- ---------------------
Total average loans                        $3,470,282 $3,574,062  $3,638,608 $3,712,005 $3,953,235 $4,187,468 $4,285,376 $4,277,351

Net charge-offs to average loans:
Commercial/real estate loans                   -0.01%     -0.02%       0.15%      0.11%      0.25%      1.36%      0.68%      1.86%
Mortgage loans                                  0.00%      0.04%       0.00%      0.06%      0.17%      0.25%      0.16%      0.18%
Direct consumer loans                           0.70%      0.70%       0.46%      0.34%      0.47%      0.72%      0.40%      0.82%
Indirect consumer loans                         0.33%      0.53%       0.48%      0.71%      0.84%      1.21%      0.80%      0.68%
Finance Company loans                           2.74%      3.54%       3.73%      2.52%      3.12%      3.30%      3.40%      4.87%
                                           ---------------------  ------------------------------------------- ---------------------
Total net charge-offs to average loans          0.21%      0.26%       0.32%      0.27%      0.42%      1.20%      0.67%      1.50%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                 2007                          2008                              2009
                                         --------------------  -------------------------------------    -------------------------
                                             3Q        4Q           1Q       2Q      3Q        4Q           1Q           2Q
                                         --------------------  -------------------------------------    -------------------------

Income Statement

Interest income                            $87,609   $87,532     $84,772  $81,732  $84,132   $84,801      $81,448      $80,105
Interest income (TE)                        89,982    90,015      87,227   84,164   86,774    87,726       84,392       83,054
Interest expense                            36,467    36,067      34,345   29,573   29,357    32,727       28,002       23,413
                                         --------------------  -------------------------------------    -------------------------
Net interest income (TE)                    53,515    53,948      52,882   54,591   57,417    54,999       56,390       59,641
Provision for loan losses                    1,554     3,590       8,818    2,787    8,064    17,116        8,342       16,919
Noninterest income excluding
  securities transactions                   31,198    31,924      30,769   31,412   30,194    30,578       29,055       34,504
Securities transactions gains/(losses)          34       234       5,652      426     (79)   (1,174)            -            -
Noninterest expense                         55,857    58,804      50,134   52,189   55,483    55,637       55,838       58,226
                                         --------------------  -------------------------------------    -------------------------
Income before income taxes                  24,963    21,229      27,896   29,021   21,343     8,725       18,321       16,051
Income tax expense                           7,224     4,628       7,839    8,037    5,338       405        4,290        2,305
                                         ====================  =====================================    =========================
Net income                                 $17,739   $16,601     $20,057  $20,984  $16,005    $8,320      $14,031      $13,746

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts        $11,085   $11,182     $10,789  $10,879  $11,108   $11,467      $10,503      $11,242
Trust fees                                   3,892     4,194       4,176    4,575    4,330     3,777        3,327        3,855
Debit card & merchant fees                   2,571     2,646       2,540    2,884    2,805     2,853        2,568        2,895
Insurance fees                               4,270     5,557       4,340    4,259    3,819     4,136        3,452        4,048
Investment & annuity fees                    2,253     2,498       2,810    2,727    2,421     2,849        2,861        1,691
ATM fees                                     1,550     1,626       1,691    1,757    1,718     1,690        1,779        1,895
Secondary mortgage market operations           935       761         778      753      817       629        1,158        1,827
Other income                                 4,642     3,460       3,645    3,578    3,176     3,177        3,407        7,051
                                         --------------------  -------------------------------------    -------------------------
Noninterest income excluding
  securities transactions                  $31,198   $31,924     $30,769  $31,412  $30,194   $30,578      $29,055      $34,504
Securities transactions gains/(losses)          34       234       5,652      426     (79)   (1,174)            -            -
                                         --------------------  -------------------------------------    -------------------------
Total noninterest income including
  securities transactions                  $31,232   $32,158     $36,421  $31,838  $30,115   $29,404      $29,055      $34,504
                                         ====================  =====================================    =========================
Personnel expense                          $28,531   $27,026     $25,631  $27,031  $28,664   $28,447      $30,775      $28,703
Occupancy expense (net)                      4,731     6,162       4,601    4,702    5,188     5,047        5,055        5,016
Equipment expense                            2,814     2,610       2,909    2,785    2,711     2,587        2,534        2,583
Other operating expense                     19,369    22,574      16,628   17,307   18,560    19,213       17,120       21,570
Amortization of intangibles                    412       432         365      364      360       343          354          354
                                         --------------------  -------------------------------------    -------------------------
Total noninterest expense                  $55,857   $58,804     $50,134  $52,189  $55,483   $55,637      $55,838      $58,226
                                         ====================  =====================================    =========================